SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 FORM 8-K/A-1


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                              December 31, 2003
                              -----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                            Reflect Scientific, Inc.
                            ------------------------
            (Exact Name of Registrant as Specified in its Charter)

       Utah                    000-31377                   87-0642556
       ----                    ---------                   ----------
   (State or other          (Commission File No.)      (IRS Employer I.D. No.)
    Jurisdiction)

                           970 Terra Bella Avenue
                       Mountain View, California 94043
                       -------------------------------
                   (Address of Principal Executive Offices)

                                (650) 960-0300
                                --------------
                         Registrant's Telephone Number

                                  Cole, Inc.
                            1223 Wilshire Blvd., #912
                         Santa Monica, California 90403
                         ------------------------------
         (Former Name or Former Address if changed Since Last Report)

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     On January 13, 2004, upon approval of the Registrant's sole director, we appointed HJ Associates & Consultants LLP as the Registrant's independent auditors and dismissed Mantyla, McReynolds. The report of Mantyla, McReynolds on the financial statements as of and for the fiscal year ended December 31, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles except that Mantyla, McReynolds issued an explanatory paragraph in its fiscal 2002 and 2001 reports as to the Registrant's ability to continue as a going concern.

     During the years ended December 31, 2002 and 2001 and through the date of this Current Report on Form 8-K, there were no disagreements with Mantyla, McReynolds on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Mantyla McReynolds' satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Registrant's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

     The Registrant did not consult HJ Associates & Consultants during the two most recent fiscal years and the subsequent interim period through January 13, 2004, with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events as set forth in Items 304(a)(1)(iv) and
(v) of Regulation S-B.

     The Registrant has provided a copy of this disclosure to Mantyla, McReynolds in compliance with the provisions of Item 304 (a) (3) of Regulation S-B. See Exhibit 16.2 Letter from Mantyla, McReynolds to the Securities and Exchange Commission dated January __, 2004.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

               See Item 7(a) of the Registrant's Form 8-K Current Report dated December 31, 2003, and filed with the Securities and Exchange Commission on January 15, 2004.

          (b)  Pro Forma Financial Information.

               Pro forma financial statements are deemed to be not material.

          (c) Exhibits.

          2.1     Agreement and Plan of Reorganization*

                         Exhibit A-     Reflect Stockholders*
                         Exhibit B-     Cole Financial Statements*
                         Exhibit B-1    Cole Financial Statements*
                         Exhibit C-     Exceptions to Cole Financial
                                        Statements*
                         Exhibit D-     Reflect Financial Statements*
                         Exhibit E-     Exceptions to Reflect Financial
                                        Statements*
                         Exhibit F-     Investment Letter*
                         Exhibit G-     Cole Compliance Certificate*
                         Exhibit H-     Reflect Compliance Certificate*

           3.1 Certificate of Amendment authorizing the Board of Directors to effect a reverse or forward split and to change the name of the Registrant without further stockholder approval.*

           3.2     Certificate of Amendment for Name Change.*

          16.1     Letter of Mantyla, McReynolds dated January 14, 2004*


          16.2     Letter of Mantyla, McReynolds dated January 21, 2004

     * These documents were filed as exhibits to the Registrant's 8-K Current Report, dated December 31, 2003, which was filed with the Securities and Exchange Commission on January 15, 2004, and are incorporated herein by reference.



                               SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Reflect Scientific, Inc.

DATED:   January 21, 2004                 /s/ Kim Boyce
       ------------------                ----------------------------
                                         Kim Boyce
                                         President and Director